EXECUTION

MORTGAGE LOAN PURCHASE AGREEMENT

THIS MORTGAGE LOAN PURCHASE AGREEMENT (this “Agreement”) is dated as of October 1, 2005, between Bayview Financial Securities Company, LLC, a Delaware limited liability company (the “Purchaser”), and Bayview Financial, L.P., a Delaware limited partnership (the “Seller”).

Preliminary Statement

The Seller intends to sell to the Purchaser certain fixed rate mortgage loans, including balloon payment loans (the “Mortgage Loans”), on the terms and subject to the conditions set forth in this Agreement.  References in this Agreement to conveyance of all of the Seller’s right, title and interest in, to and under any loans or other property shall be deemed to include all accounts, accounts receivable, contract rights, claims, choses in action, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to any of such loans or other property.  The Purchaser intends to sell the Mortgage Loans and the other assets constituting the Trust Fund and will assign all of its rights under this Agreement to Wachovia Bank, National Association, as trustee (the “Trustee”) pursuant to the pooling and servicing agreement dated as of October 1, 2005 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, the Trustee and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”).

Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

The parties hereto agree as follows:

Section 1.  Purchase and Contribution.

(a)

Mortgage Loans.  The Seller hereby agrees to sell, and the Purchaser agrees to purchase, on or before November 10, 2005 (the “Closing Date”), all of the Seller’s right, title and interest in, to and under the Mortgage Loans; provided, however, that the Purchaser does not assume the obligation under any Mortgage Loan to fund any future advances required to be made to the related Mortgagor(s) thereunder, and the Purchaser shall not be obligated or permitted to fund any such advances, it being understood that Interbay, as lender, shall retain the obligation to fund future advances.  The conveyance of the Mortgage Loans hereunder includes (i) the Mortgage Loans (other than the related servicing rights) listed on the Closing Schedule attached hereto including all payments of interest (other than any Retained Interest), all prepayment premiums or penalties or yield maintenance payments received or receivable by the Seller on or with respect to the Mortgage Loans listed on Schedule I-B attached hereto, and all principal and other amounts received or receivable on or with respect to the Mortgage Loans listed on Schedule I after the Cut-off Date (other than payments due on or prior to such date) and all payments due after such date but received prior to such date; provided, however, that the Purchaser shall not assume the obligation under any Partially Disbursed Mortgage Loan to fund any future advances thereunder, it being understood that Interbay, as lender, shall retain the obligation to fund such future advances, (ii) the related Mortgage Files and all rights of the Seller in the Loan Collateral, (iii) any Insurance Policies, (iv) any Insurance Proceeds, REO Property, Liquidation Proceeds and other recoveries (in each case, subject to clause (i) above), (v) all Holdback Amounts on deposit in custodial accounts established by Interbay for the benefit of the Trust Fund, and (vi) all income, revenues, issues, choses in action, products, revisions, substitutions, replacements, profits, rents and all cash and non-cash proceeds of the foregoing, having an aggregate principal balance as of the close of business on October 1, 2005 (the “Cut-off Date”), after giving effect to payments of principal due on or before the Cut-off Date, of approximately $83,913,650.81.

(b)

[Reserved]

(c)

Assignment of Additional Rights.  The Seller hereby assigns to the Purchaser all of the Seller’s rights (excluding its obligations) under any written contract for the servicing of the Mortgage Loans to which the Seller becomes a party or a third party beneficiary.  The Purchaser shall have the right to enforce any and all of the Seller’s rights under each of such Servicing Agreements as if it were a party thereto, including without limitation, the right to assign such rights to the Trustee, for the benefit of the Certificateholders.

Section 2.  Schedules of Mortgage Loans.  The Purchaser and the Seller have agreed upon which of the mortgage loans owned by the Seller are to be purchased by the Purchaser pursuant to this Agreement and the Seller will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the “Closing Schedule”).  The Closing Schedule will conform to the requirements of the Purchaser as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Pooling and Servicing Agreement.  The Closing Schedule is attached hereto as Schedule I.

Section 3.  Consideration.

(a)

In consideration for the Mortgage Loans to be purchased hereunder and the obligations undertaken by the Seller with respect to the Mortgage Loans, the Purchaser shall, as described in Section 8, pay to the Seller an amount (the “Purchase Amount”) equal to the cash portion of the price obtained by the Purchaser as consideration for the transfer of the Mortgage Loans to the Trustee.

(b)

[Reserved]

(c)

The Trustee, as assignee of the Purchaser, or any assignee, transferee or designee of the Trustee shall be entitled to (i) all interest, other than any Retained Interest, including any prepayment premiums or penalties or yield maintenance payments and including prepayment premiums or penalties received or receivable by the Purchaser on or with respect to the Mortgage Loans listed on Schedule I-B attached hereto, and principal received or receivable on or with respect to the Mortgage Loans listed on Schedule I hereto after the Cut-off Date, but not including interest and principal due and payable on such Mortgage Loans on or before the Cut-off Date, (ii) all interest, other than any Retained Interest, including any prepayment premiums or penalties or yield maintenance payments and including prepayment premiums or penalties received or receivable by the Purchaser on or with respect to the Mortgage Loans listed on Schedule I-B attached hereto and (iii) other assets described in Section 1.

(d)

Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in, to and under the Mortgage Loans and the other assets constituting the Trust Fund, together with its rights under this Agreement, to the Trustee, for the benefit of the Certificateholders.  The parties hereto agree that the Trustee shall be a third party beneficiary of this Agreement, and the Seller hereby restates its representations, warranties and covenants as set forth herein for the benefit of the Trustee.  The rights of the Trustee as a third party beneficiary shall be irrevocable and coupled with an interest.

Section 4.  Transfer of the Mortgage Loans.

(a)

Possession of Mortgage Files.  The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse but subject to the terms of this Agreement, all of its right, title and interest in, to and under the Mortgage Loans.  The contents of each Mortgage File not delivered to the Purchaser or to any assignee, transferee or designee of the Purchaser on or prior to the Closing Date are and shall be held in trust by the Seller for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser.  Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage, the other documents described in this Section 4 and the other contents of the related Mortgage File shall be vested in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller on or after the Closing Date shall immediately vest in the Purchaser and shall be delivered immediately to the Purchaser or as otherwise directed by the Purchaser.  The Seller’s records will accurately reflect the sale or contribution, as the case may be, of each Mortgage Loan to and the ownership of each Mortgage Loan by the Purchaser.  The Seller shall release its custody of the contents of any Mortgage File only in accordance with written instructions from the Purchaser or any assignee, transferee or designee of the Purchaser.

(b)

Delivery of Mortgage Loan Documents.  The Seller shall, at least three (3) Business Days prior to the Closing Date, deliver or cause to be delivered to the Purchaser or any assignee, transferee or designee of the Purchaser each of the following documents for each Mortgage Loan:

(i)

(A) the original Mortgage Note, endorsed in the following form: “Pay to the order of Wachovia Bank, National Association, as Trustee, without recourse,” or in blank, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or (B) an original or copy of the installment sale contract for the purchase of the related Mortgaged Property;

(ii)

with respect to each Mortgage Loan, (A) the original Mortgage or copy of the Mortgage with evidence of recording thereon, and (B) the original or a copy of recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii)

with respect to each Non-MERS Mortgage Loan, an original Assignment of the Mortgage executed in the following form: “Wachovia Bank, National Association, as Trustee (Bayview),” or in blank;

(iv)

with respect to each Non-MERS Mortgage Loan, the original Assignment or Assignments of the Mortgage and if such Assignment of Mortgage is not endorsed in blank, originals or copies of all intervening assignments showing a complete chain of assignment from the originator (or, if applicable, from the U.S. Department of Housing and Urban Development) to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii) or, in the case of a Cooperative Loan, an original Assignment of the Security Agreement;

(v)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

(vi)

with respect to each Mortgage Loan other than a Cooperative Loan, the original or a copy of the lender’s title insurance policy or attorney’s opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien or junior lien, as applicable, on the Mortgaged Property represented therein as a fee interest or a leasehold interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date;

(vii)

with respect to any Cooperative Loan, the following documents: the Security Agreement; a stock certificate evidencing the Cooperative Shares and related stock power; Proprietary Lease; and Recognition Agreement;

(viii)

as to each Mortgage Loan insured by the FHA, the original Mortgage Loan Certificate, and as to each Mortgage Loan guaranteed by the VA, the original VA Loan Guaranty Certificate, or in each case a “duplicate original” thereof in accordance with applicable Regulations; and

(ix)

if any assignment of leases is separate from the Mortgage, the original or copy thereof, together with an executed reassignment of such instrument to the Trustee.

With respect to each MERS Mortgage Loan, the Purchaser shall cause the Trustee, at the expense of the Purchaser and at the direction and with the cooperation of the applicable Servicer, to take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, the obligations of the Seller to deliver the original Mortgage Note pursuant to Section 4(b)(i)(A) above shall be deemed to be satisfied upon delivery to the Purchaser or any assignee, transferee or designee of the Purchaser of an affidavit from the Seller to follow within one Business Day certifying that the original Mortgage Note has been lost, misplaced or destroyed, in the form of Exhibit 6 hereto.  If any of the documents referred to in Sections 4(b)(ii) or (iii) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Purchaser of a copy of each such document certified by the Seller to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Purchaser promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  If the original or a copy of lender’s title insurance policy was not delivered pursuant to 4(b)(vi) above, the Seller shall deliver or cause to be delivered to the Purchaser, promptly after receipt thereof, the original or a copy of lender’s title insurance policy.  The Seller shall deliver or cause to be delivered to the Purchaser promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

The Seller shall be responsible for recording at its own expense each of the above documents requiring recordation.  Notwithstanding anything to the contrary contained in this Section 4, in those instances where the public recording office has not yet returned, or retains the original Mortgage, power of attorney or Assignment of Mortgage after it has been recorded, the obligations of the Seller hereunder shall be deemed to have been satisfied upon delivery not later than ninety (90) days after the Closing Date by the Seller to the Purchaser or any assignee, transferee or designee of the Purchaser of a copy of such Mortgage, power of attorney or Assignment of Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.  Upon delivery to the Seller (x) by the public recording office of any recorded original Mortgage, power of attorney or Assignment of Mortgage, or (y) by a title insurance or escrow company of any lender’s title insurance policy, the Seller promptly (and in no event later than five (5) Business Days following such receipt) shall deliver such document to the Purchaser or any assignee, transferee or designee of the Purchaser.  The Seller promptly (and in no event later than thirty (30) Business Days following the Closing Date) shall submit for recording, at no expense to the Trust Fund or the Trustee, in the appropriate public office for real property records, each Assignment of Mortgage referred to in clauses (iii) or (iv) of this Section 4(b); provided, however, that such Assignment of Mortgage need not be recorded if, in the opinion of counsel (which must be from independent counsel) acceptable to the Trustee and each Rating Agency, recording in such states is not required to protect the Trustee’s interest in the related Mortgage Loan.  In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller promptly shall prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter cause each such Assignment of Mortgage to be duly recorded.

The Seller shall not organize under the law of any jurisdiction other than the State under which it is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and mediate transferee, including the Trustee.  Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by the Basic Documents, the Seller authorizes its immediate or mediate transferee, including the Trustee, to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this Section 4(b).

(c)

FHA Mortgage Loans and VA Mortgage Loans.  On or prior to the Closing Date, or within the period following the Closing Date that is prescribed by applicable Regulations, the Seller shall complete all forms and take such other action as may be required by FHA and VA, as applicable, in connection with the transfer of the applicable Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement, and shall provide such notices to FHA or VA, as the case may be, in connection therewith as are required under applicable Regulations, and shall, at the request of the Purchaser, provide evidence reasonably satisfactory to the Purchaser that such notices have been provided as so required.

(d)

Acceptance of Mortgage Loans.  The documents delivered pursuant to Section 4(b) hereof shall be reviewed by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date (and each document permitted to be delivered after the Closing Date within seven (7) days of its delivery) to ascertain that all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule.  If the Purchaser or any assignee, transferee or designee of the Purchaser discovers that any material document is missing or is defective in any material respect, the Seller shall correct or cure any such omission or defect or shall repurchase or substitute for the affected Mortgage Loan in accordance with the terms of Section 7(a) hereof and Section 2.03 of the Pooling and Servicing Agreement.  At the time of such repurchase, the Purchaser shall, in exchange for a written receipt therefor, release such documents relating to such Mortgage Loan as are then in its possession to the Seller.

(e)

Transfer of Interest in the Agreement.  The Purchaser has the right to assign its interest under this Agreement, in whole or in part, to the Trustee, as may be required to effect the purposes of the Pooling and Servicing Agreement without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.  Any expense reasonably incurred by or on behalf of the Purchaser or the Trustee in connection with enforcing any obligations of the Seller under this Agreement will be promptly reimbursed by the Seller.

(f)

Examination of Mortgage Files.  Not later than three (3) Business Days prior to the Closing Date, the Seller shall deliver to the Purchaser or to any assignee, transferee or designee of the Purchaser in escrow, for examination, the Mortgage File pertaining to each Mortgage Loan.  Such examination may be made by the Purchaser or any assignee, transferee or designee of the Purchaser at any time before or after the Closing Date.  If any such person makes such examination prior to the Closing Date and identifies any Mortgage Loans which do not conform to the requirements of the Purchaser as described in this Agreement, such Mortgage Loans shall be deleted from the Closing Schedule, and may be replaced, prior to the Closing Date, by substitute Mortgage Loans acceptable to the Purchaser.  The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination.  The fact that the Purchaser or any assignee, transferee or designee of the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Purchaser or any assignee, transferee or designee of the Purchaser to demand repurchase or other relief as provided herein or under the Pooling and Servicing Agreement.

Section 5.  Representations and Warranties of the Seller.  The Seller hereby represents and warrants to the Purchaser that as of the Closing Date:

(a)

The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority (i) to conduct its business as presently conducted by it and (ii) to execute and deliver this Agreement and perform its obligations under this Agreement.  The Seller is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to perform its obligations in respect of this Agreement.

(b)

The execution and delivery of this Agreement, the performance by the Seller of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Seller.  This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(c)

The execution, delivery and performance of this Agreement by the Seller, and the consummation of the transactions contemplated hereby, will not (i) violate or conflict with any provision of the limited partnership agreement of the Seller or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Seller or by which the Seller is bound or (ii) result in a breach of or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under any indenture or other material agreement to which the Seller is a party or by which the Seller is bound, which in the case of either clause (i) or (ii) will have a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

(d)

No authorization, consent, approval, license, exemption or other action by or notice to or registration or filing with any governmental authority or administrative or regulatory body is required for either the execution, the delivery or the performance of this Agreement by the Seller or the consummation of the transactions contemplated hereby, except such as shall have been made or obtained on or prior to the Closing Date.

(e)

There are no pending or, to the best of the Seller’s knowledge, threatened actions, proceedings or investigations against the Seller before any court, governmental arbitrator or instrumentality which if determined adversely to the Seller may reasonably be expected, individually or in the aggregate, to (i) have a material and adverse effect on the Seller’s ability to perform its obligations under this Agreement or (ii) affect the legality, validity or enforceability of this Agreement.

(f)

The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller’s creditors.

(g)

The transfer of the Mortgage Loans to the Purchaser at the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets.

(h)

This Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading.  The written statements, reports and other documents prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.  No certificate of an officer, statement or other information furnished in writing or report prepared, furnished and delivered by the Seller to the Purchaser, any affiliate of the Purchaser or the Trustee for use in connection with the purchase of the Mortgage Loans and the transactions contemplated under this Agreement and under the Pooling and Servicing Agreement will contain any untrue statement of a material fact, or omit a material fact necessary to make the information, certificate, statement or report not misleading in any material respect.

(i)

The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser and its affiliates.

(j)

The Seller is not in default with respect to any order or decree of any court, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or the consequences of which would have a material adverse effect on the Seller’s ability to perform its obligations under this Agreement.

(k)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(l)

The transactions contemplated by this Agreement are in the ordinary course of business of the Seller.

(m)

The representations and warranties set forth in this Section 5 shall survive the Closing Date.

Section 6.  Representations and Warranties.  The Seller represents and warrants to the Purchaser, as to each Mortgage Loan, as of the date hereinbelow specified or, if no such date is specified, then as of the Closing Date, that:

(a)

The Seller has good title to and is the sole owner and holder of the Mortgage Loan.

(b)

Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, other than with respect to which a release has been obtained in connection with such transfer, and the Seller has full right and authority to sell and assign the Mortgage Loan.

(c)

The Seller is transferring such Mortgage Loan to the Purchaser free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans.

(d)

The information set forth on the Closing Schedule is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule.

(e)

The Mortgage Loan complies in all material respects with all applicable federal, state and local laws, including, but not limited to, all applicable predatory and abusive lending laws, and has been acquired, serviced, collected and otherwise dealt with in compliance with all applicable federal, state and local laws and regulations, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, and the terms of the related Mortgage Note and Mortgage.

(f)

None of the Mortgage Loans are “high-cost” or “covered” loans as defined under any applicable federal, state or local predatory and abusive lending laws.  No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current version of Standard & Poor’s LEVELS(R)  Glossary) and no Mortgage Loan originated on or after October 1, 2002 and prior to March 7, 2003 is governed by the Georgia Fair Lending Act.  With respect to Mortgage Loans subject to the law of the State of New Jersey, no Mortgage Loan is a High–Cost Home Loan, as defined in the New Jersey predatory and abusive lending law (NJ High-Cost Home Loans).  With respect to Mortgage Loans subject to the law of the State of Massachusetts, no Mortgage Loan is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act of 2004.  No Mortgage Loan is subject to the Kentucky House Bill 287, the New Mexico Home Loan Protection Act or New York Banking Law § 6-1, as amended.  No Mortgage Loan is a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act (Ind. Code Ann. § 24-9-1 et seq.).

(g)

The related Mortgage Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(h)

The related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens) having priority over such lien except for:  (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(i)

Any security agreement, pledge agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, including any Additional Collateral.

(j)

No payment due on any Mortgage Loan was more than fifty-nine (59) days past due as of the applicable date set forth on the Mortgage Loan Schedule.

(k)

[Reserved].

(l)

The Seller has not impaired, waived, altered or modified the related Mortgage or Mortgage Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction of the Mortgage Note or Mortgage, in each case other than pursuant to a written agreement or instrument contained in the Mortgage File.

(m)

The Mortgage has not been satisfied, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Closing Schedule).

(n)

No condition exists with respect to a Mortgage Loan which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted.

(o)

There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and there are no eminent domain proceedings pending affecting any Mortgaged Property.

(p)

Each Mortgage Loan other than a Cooperative Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney’s opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located.  All of the Seller’s rights under such policies, opinions or other instruments shall be transferred and assigned to the Purchaser upon sale and assignment of the Mortgage Loans hereunder.  The title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy.  The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  The Seller has not made, and the Seller has no knowledge of, any claims under such mortgagee title insurance policy.  The Seller is not aware of any action by a prior holder and the Seller has not done, by act or omission, anything that could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney’s opinion of title.

(q)

Other than delinquency in payment, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration.  The Seller has not waived any material default, breach, violation or event of acceleration.

(r)

With respect to any Mortgage Loan that provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note, subsequent modifications, if any, and all applicable law.

(s)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property.

(t)

Except as previously disclosed in writing to the Purchaser and the Trustee by the Seller, to the Seller’s best knowledge no material litigation or lawsuit relating to the Mortgage Loan is pending.

(u)

The Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy (“Hazard Insurance”) in an amount at least equal to the maximum insurable value of any improvements made to the related Mortgaged Property, and, if it was in place at origination of the Mortgage Loan, flood insurance, at the mortgagor’s cost and expense.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency (“FEMA”) as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued.  The Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  The Mortgaged Property is covered by Hazard Insurance (unless such Mortgaged Property is unimproved land).

(v)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage, any holdback amounts or any reserve amounts, and the security interest of any applicable security agreement or chattel mortgage.

(w)

The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale or non-judicial foreclosure and (ii) otherwise by judicial foreclosure.  Except as previously disclosed to the Purchaser by the Seller, the Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act.

(x)

Except as set forth in the appraisal or other written valuation which forms part of the related Mortgage File or servicing file, the Mortgaged Property, normal wear and tear excepted, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

(y)

As of the Closing Date, either (i) no Mortgaged Property securing a Mortgage Loan is subject to an environmental hazard that would have to be eliminated under applicable law before the sale of, or which could otherwise affect the marketability of, such Mortgaged Property or which would subject the owner or operator of such Mortgaged Property or a lender secured by such Mortgaged Property to liability under applicable law, and there are no liens which relate to the existence of any clean-up of a hazardous substance (and no circumstances are existing that under law would give rise to any such lien) affecting the Mortgaged Property which are or may be liens prior to or on a parity with the lien of the related mortgage, or (ii) a secured lender’s environmental insurance policy issued by American International Specialty Lines Insurance Company or by Steadfast Insurance Company, a member company of Zurich Financial Services Group, is in effect with respect to each Mortgaged Property.

(z)

No improvements on the related Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(aa)

None of the Mortgage Loans (by Principal Balance as of the Cut-off Date) permit negative amortization.

(bb)

With respect to escrow deposits (including any Holdback Amounts), if any, all such payments are in the possession of or under the control of, the Seller or the related servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.

(cc)

To the Seller’s best knowledge, the Mortgaged Property is lawfully occupied or operated under applicable law.

(dd)

The Mortgage Loan has been serviced by or on behalf of the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note and all applicable laws.

(ee)

None of the Mortgage Loans has a negative Mortgage Rate.

(ff)

The Mortgaged Property is free of material damage and is in good repair.

(gg)

No proceeds from a Mortgage Loan were used to finance a single-premium credit insurance policy.

(hh)

There are no mechanics’ or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(ii)

The Mortgaged Property with respect to each Mortgage Loan is either real property (or a leasehold interest therein) owned by the related Mortgagor in fee simple, in the case of a Manufactured Housing Loan, a security interest in the Manufactured Home or in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

(jj)

Each Mortgage Loan is a first lien Mortgage Loan.

(kk)

Each Manufactured Home has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and is of a kind customarily used at a fixed location.

(ll)

[Reserved]

(mm)

Each FHA Mortgage Loan and each VA Mortgage Loan complies in all material respects with applicable Regulations.  With respect to each FHA Mortgage Loan and each VA Mortgage Loan, the applicable Policy is in full force and effect, and there exists no defense or impairment to full recovery thereunder to the maximum extent provided thereby, without, in the case of any FHA Mortgage Loan, indemnity to HUD or FHA.  Each Policy is the valid, binding and enforceable obligation of FHA and VA, respectively, to the full extent provided thereby, without surcharge, set-off or defense, and all actions that are necessary to ensure that each Policy remains so valid, binding and enforceable have been taken.  The guaranty amount with respect to each VA Mortgage Loan is equal to the maximum amount applicable to such Mortgage Loan as provided under Section 5.02 of the VA Lenders Handbook Number 26-7, without regard to the applicable veteran’s available entitlement.

(nn)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2.  Each Mortgage Loan that is secured by one- to four-family residential real property (or a leasehold interest therein) has a loan-to-value ratio of 125% or less (by Principal Balance as of the Cut-off Date), and each Mortgage Loan that is secured by manufactured housing, multifamily residential property or commercial real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less (by Principal Balance as of the Cut-off Date).

The representations, warranties and covenants, set forth in this Section 6 shall survive the Closing Date.

Section 7.  Repurchase or Substitution of Mortgage Loans for Defective Documentation and for Breach of Representation and Warranty.

(a)

The representations and warranties contained in Sections 5 and 6 shall not be impaired by any review and examination of loan files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any assignee, transferee or designee of the Purchaser, including the Trustee for the benefit of holders of the Certificates evidencing an interest in all or a portion of the Mortgage Loans.

Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser of any materially defective document in, or that any material document is missing from, any Mortgage File or of a breach of any of the representations and warranties contained in Section 5 or 6 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others.  Within ninety (90) days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall, in the case of a breach of representation or warranty or the failure of the Seller to satisfy its obligation with respect to delivery of documents pursuant to Section 4(b)(i), or upon receipt of notice from the Purchaser or the Purchaser’s assignee or transferee that any material document defect has materially impaired the enforcement of the related Mortgage Loan or Mortgage, either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Pooling and Servicing Agreement) or (ii) subject to the approval of the Purchaser or the Purchaser’s assignee, transferee or designee, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualified Substitute Mortgage Loans.  In addition, the Seller shall repurchase any Mortgage Loan, or substitute for any Mortgage Loan, in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such Mortgage Loan on the part of any Person, other than any such fraud of which the Seller had knowledge on the Closing Date, and which the Seller has disclosed in writing to the Purchaser, the Trustee and each Rating Agency.  Notwithstanding the preceding sentence, if a breach of representation or warranty cannot reasonably be cured within ninety (90) days after written notice thereof, and the Seller shall have commenced to cure such breach within such ninety (90) day period and thereafter diligently and expeditiously proceeds to cure the same, such ninety (90) day period shall be extended for so long as it shall require the Seller in the exercise of due diligence to cure such breach, it being agreed that no such extension shall be for a period in excess of the lesser of ninety (90) days or the period of time during which the Seller is required to cure or repurchase an affected Mortgage Loan pursuant to any sale and/or securitization agreement or arrangement it may enter into.  The Seller shall amend the Closing Schedule to reflect the withdrawal of such Mortgage Loan from the terms of this Agreement and the Pooling and Servicing Agreement and the addition, if any, of a Qualified Substitute Mortgage Loan.  The Seller shall deliver to the Purchaser such amended Closing Schedule and shall deliver such other documents as are required by this Agreement or the Pooling and Servicing Agreement within five (5) days of any such amendment.  The Seller shall have the option, but not the obligation, to repurchase any Mortgage Loan if there has occurred a breach of any representation or warranty made to the Seller with respect to such Mortgage Loan upon acquisition thereof, which breach materially and adversely affects the value of such Mortgage Loan.  Any such repurchase shall be effected in accordance with this Section.

In addition, to the extent provided in the Pooling and Servicing Agreement, if the Value of REO Property from Foreclosure Restricted Loans would equal or exceed 0.75% of the outstanding Principal Balance of the Mortgage Loans listed in Schedule I of the Pooling and Servicing Agreement as of the end of any Due Period, the Seller shall purchase at fair market value on or prior to the related Distribution Date sufficient REO Property related to Foreclosure Restricted Loans or Foreclosure Restricted Loans which are in default to cause the Trustee to hold REO Property related to Foreclosure Restricted Loans with a Value of less than 0.75% of the outstanding Principal Balance of the Mortgage Loans listed in Schedule I of the Pooling and Servicing Agreement.  For purposes of this paragraph the “Value” of REO Property from a Foreclosure Restricted Loan shall be treated as equal to the Principal Balance of the related Foreclosure Restricted Loan plus interest that had accrued on such Mortgage Loan as of the date of acquisition of the REO Property by the Trustee.

In addition, the Seller shall have the option, but not the obligation, to substitute a Qualified Substitute Mortgage Loan for a Removable Mortgage Loan in the manner and subject to the limitations set forth in this Section 7(a).  The Seller’s option shall be exercisable on the date that such Mortgage Loan becomes 30 days delinquent and for 120 days thereafter.  If the Seller exercises such option with respect to any Removable Mortgage Loan, such Mortgage Loan shall be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan).  Without regard to whether the related Mortgagor subsequently makes a late Monthly Payment, the Seller shall retain its right to exercise the option described above.

Any repurchase pursuant to this Section 7(a) shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.03 of the Pooling and Servicing Agreement.  Any repurchase or substitution required or permitted by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

(b)

In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller’s representations and warranties contained in this Agreement.  It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 7 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

(c)

Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Section 6 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

(d)

With respect to the representations and warranties contained in Section 6, which are made to the best of Seller’s knowledge or as to which Seller has no knowledge, if it is discovered by the Seller or the Trustee that the substance of any such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then nothwithstanding the Seller’s knowledge or lack of knowledge with respect to the inaccuracy of such representation and warranty at the time it was made, the party discovering the inaccuracy shall take the action as described under this Section 7.

Section 8.  Closing; Payment for the Mortgage Loans.  The closing of the purchase and sale of the Mortgage Loans shall be held at the Washington, D.C. office of McKee Nelson LLP at 9:00 a.m. New York Time on the Closing Date.

The closing shall be subject to each of the following conditions:

(i)

All of the representations and warranties of the Seller set forth in Section 5 of this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Pooling and Servicing Agreement;

(ii)

The Purchaser shall have received, or the Purchaser’s attorneys shall have received, in escrow (to be released from escrow at the time of closing), all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

(iii)

The Seller shall have delivered and released to the Purchaser or to its assignee, transferee or designee, all documents (including without limitation, the Mortgage Loans) required to be so delivered by the Seller pursuant to Section 4(b) hereof; and

(iv)

All other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, the Purchaser shall deliver or cause to be delivered to the Seller on the Closing Date, against delivery and release by the Seller to the Trustee of all documents required pursuant to this Agreement and the Pooling and Servicing Agreement, the consideration for the Mortgage Loans as specified in Section 3 of this Agreement, by delivery to the Seller of the Purchase Amount in immediately available funds.

Section 9.  Closing Documents.  The Closing Documents shall consist of the following:

(i)

The Pooling and Servicing Agreement, dated as of the Cut-off Date, substantially in the form of Exhibit 1 hereto and with such further changes therein as the Seller and the Purchaser shall mutually agree to, together with all documents required to be delivered thereunder; and

(ii)

With respect to the Mortgage Loans:

(1)

An Officer’s Certificate of the Seller, dated the Closing Date, upon which the Purchaser and each of Citigroup Global Markets Inc.,  Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) may rely, in the form of Exhibit 2 hereto, and attached thereto a certified copy of the resolutions of the board of directors of the Seller, together with copies of the Seller’s Certificate of Limited Partnership and Agreement of Limited Partnership, as amended, and a certificate of good standing of the Seller from the Secretary of State of the State of Delaware;

(2)

An Officer’s Certificate of the Seller, dated the Closing Date, upon which the Purchaser and the Underwriters may rely, in the form of Exhibit 3 hereto, with respect to certain facts regarding the sale of the Mortgage Loans by the Seller to the Purchaser;

(3)

An Opinion of Counsel of the Seller (who may be in-house counsel of the Seller), dated the Closing Date and addressed to the Purchaser and the Underwriters, substantially in the form attached hereto as Exhibit 4;

(4)

A letter from Deloitte & Touche LLP, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Purchaser’s prospectus dated April 1, 2005, as supplemented by the supplement dated November 8, 2005 (the “Prospectus Supplement”), relating to the offering of certain classes of Bayview Financial Mortgage Pass-Through Certificates, Series 2005-D, has been properly calculated;

(5)

Such opinions of counsel as the Rating Agencies or the Trustee may reasonably request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller’s execution and delivery of, or performance under, this Agreement or the Pooling and Servicing Agreement; and

(6)

Such further information, certificates, opinions and documents as the Purchaser or Underwriters may reasonably request.

(iii)

Such additional documentation as is required to be delivered under the Underwriting Agreement dated November 8, 2005, among the Seller, the Purchaser and Citigroup Global Markets Inc., as representative of the several Underwriters.

Section 10.  Costs.  The Seller shall pay (or shall reimburse the Purchaser or any other Person to the extent that the Purchaser or such other Person shall pay) all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, recording fees, the fees and expenses of the Seller’s accountants for delivery of the letter specified in Section 9(ii)(4) above and the Seller’s attorneys, the fees, expenses and disbursements of the Trustee under the Pooling and Servicing Agreement (other than the annual fee paid out of the Trust Fund) and any related insurance agreement or related documents.  The Seller shall pay the costs and expenses of printing (or otherwise reproducing) and delivering the Prospectus Supplement relating to the Certificates and the related Prospectus, dated April 1, 2005 (the “Base Prospectus,” and together with the Prospectus Supplement, the “Prospectus”), the Pooling and Servicing Agreement and related documents including the costs of printing any of the Certificates, the initial fees, the fees and expenses of the Purchaser’s counsel in connection with the preparation of all documents relating to the securitization of the Mortgage Loans and the fees charged by any rating agency to rate the Certificates.

Section 11.  [Reserved]

Section 12.  Mandatory Delivery; Grant of Security Interest.  The sale and delivery on the Closing Date of the Mortgage Loans described on the Closing Schedule in accordance with the terms and conditions of this Agreement is mandatory.  It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller’s failure to deliver the Mortgage Loans on or before the Closing Date.  The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller’s interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees to prepare and deliver to the Purchaser or Purchaser’s assignee or transferee, not less than fifteen (15) days prior to any filing date and, the Purchaser or its assignee or transferee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the security interest in or lien on the Mortgage Loans.  The Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser’s (i) right, prior to the Closing Date, to reject any Mortgage Loan to the extent permitted by this Agreement and to require another Mortgage Loan to be substituted therefor pursuant to Section 4 hereof, and (ii) obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 8 hereof.  Any Mortgage Loans rejected by the Purchaser shall concurrently therewith be released from the security interest created hereby.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or, subject to Section 7(b) hereof, afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Notwithstanding the foregoing, if on the Closing Date each of the conditions set forth in Section 8 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Amount, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Amount, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred, and the security interest created by this Section 12 shall be deemed to have been released.

Section 13.  Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser, at 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention:  Secretary, or to such other address as the Purchaser may designate in writing to the Seller; and if to the Seller, addressed to the Seller, at 4425 Ponce de Leon Boulevard, 4th Floor, Coral Gables, Florida 33146, Attention:  Thomas Carr, or to such other address as the Seller may designate in writing to the Purchaser.

Section 14.  Severability of Provisions.  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 15.  Agreement of Parties.  The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

Section 16.  Survival.  The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on the Purchaser’s behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Pooling and Servicing Agreement or the Trust Fund.

Section 17.  Indemnification.

(a)

The Seller agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act (collectively, the “Indemnified Party”) against any and all losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Purchaser by the Seller specifically for use therein, which shall include the information set forth in the Prospectus Supplement under “Description of the Mortgage Loans” and in the Base Prospectus under “Bayview Financial, L.P.;” (ii) any representation, warranty or covenant made by the Seller in this Agreement or in the Pooling and Servicing Agreement being, or alleged to be, untrue or incorrect in any material respect; or (iii) the information regarding the mortgage loan data as set forth on the Closing Schedule attached hereto as Schedule I and made a part hereof for all purposes being, or alleged to be, untrue or incorrect in any material respect; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (A) statements, omissions, representations, warranties, covenants or information of the Seller described in clause (i), (ii) or (iii) above and (B) any other factual basis, the Seller shall indemnify and hold harmless the Indemnified Party only to the extent that the losses, claims, expenses, damages or liabilities of the person or persons asserting the claim are determined to arise from or be based upon matters set forth in clauses (i), (ii) and/or (iii) above.  This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

(b)

Promptly after receipt by the Indemnified Party of notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made against the Seller under this Section 17, promptly notify the Seller in writing of the commencement thereof and the Seller, upon the request of the Indemnified Party, shall retain counsel satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below).  In any such proceeding, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Seller to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Seller and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (iii) the Seller shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the Seller shall authorize the Indemnified Party to employ separate counsel at the expense of the Seller.  The Seller shall reimburse the Indemnified Party for such fees, costs and expenses as they are incurred.  The Seller will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.  In addition, for so long as the Seller is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party shall settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the Seller, which consent shall not be unreasonably withheld.  The Seller shall respond to any written request to provide such consent within ten (10) days after receipt thereof; if the Seller fails to respond within such time period, the Seller shall be deemed to have responded in the negative to such request.

(c)

Nothing in this Agreement shall be construed to allow an Indemnified Party to recover punitive damages or consequential damages from the Seller; provided however, that this Section shall not limit indemnification of any Indemnified Party for damages (however construed) actually recovered from an Indemnified Party by third parties.

Section 18.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 19.  Miscellaneous.  This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.  This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 4 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (2) the conveyance provided for in Section 4 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account whether in the form of cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of Mortgage Notes, the related Mortgages and such other items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313(a) of the New York Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law.  Any assignment of the interest of the Purchaser pursuant to Section 4(e) hereof shall also be deemed to be an assignment of any security interest created hereby.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

Section 20.  Amendment.

This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Trustee but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Pooling and Servicing Agreement or this Agreement in the Prospectus Supplement, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates, if any (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

This Agreement may also be amended from time to time by the Seller and the Purchaser with the consent of the Trustee and the Certificateholders of not less than 66-2/3% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans that are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Balance (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Balance (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Certificateholder” or “Certificateholders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Stuart Waldman

           Name:   Stuart Waldman

           Title:     Vice President

BAYVIEW FINANCIAL, L.P.

By:

BAYVIEW FINANCIAL MANAGEMENT CORP.,

 its General Partner

By:   /s/ Stuart Waldman

Name:  Stuart Waldman
Title:    Senior Vice President

SCHEDULE I

CLOSING SCHEDULE

SCHEDULE I-A

[RESERVED]

SCHEDULE I-B

PREPAYMENT PREMIUM CONVEYED MORTGAGE LOANS

EXHIBIT 1

POOLING AND SERVICING AGREEMENT

[See Tab 45]

EXHIBIT 2

OFFICER’S CERTIFICATE OF THE SELLER

[See Tab 18]

EXHIBIT 3

OFFICER’S CERTIFICATE OF THE SELLER
WITH RESPECT TO CERTAIN FACTS
REGARDING THE SALE OF THE MORTGAGE LOANS

[See Tab 65]

EXHIBIT 4

OPINION OF COUNSEL TO THE SELLER

[See Tab 69]

EXHIBIT 5

[RESERVED]

EXHIBIT 6

FORM OF LOST NOTE AFFIDAVIT

Bayview Financial, L.P., a Delaware limited partnership (the “Mortgage Loan Seller”), by its undersigned authorized representative, hereby certifies:

(i)

Pursuant to the mortgage loan purchase agreement, dated as of October 1, 2005 (the “Mortgage Loan Purchase Agreement”), between the Mortgage Loan Seller and Bayview Financial Securities Company, LLC (the “Purchaser”), the Mortgage Loan Seller is granting all of its right, title and interest in and to the Mortgage Loan identified below to the Purchaser.  Terms used but not defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Mortgage Loan Number:

Maker:

Original Principal Amount:

Original Note Date:

Maturity Date:

(ii)

The Mortgage Loan Seller is the current owner and holder of the indebtedness evidenced by the original Mortgage Note.

(iii)

After diligent search, the Mortgage Loan Seller has been unable to locate the original Mortgage Note and believes it to be lost or misplaced.

(iv)

A true, complete and correct photocopy of the original Mortgage Note is attached hereto, if available.

(v)

If at any time the Mortgage Loan Seller locates the original Mortgage Note, the Mortgage Loan Seller shall endorse such original Note in the following form:  “Pay to the order of Wachovia Bank, National Association as Trustee (Bayview), without recourse” or in blank, and shall promptly deliver to the Trustee the original Mortgage Note so endorsed, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Mortgage Loan Seller.

(vi)

The Mortgage Loan Seller hereby agrees to indemnify and hold harmless the Purchaser, the Trustee and the Certificateholders from and against any and all losses, liabilities, damages, claims or expenses of whatever kind (including without limitation attorneys’ fees and disbursements) arising from or in connection with the Mortgage Loan Seller’s failure to have delivered the original Mortgage Note (as required under the Mortgage Loan Purchase Agreement) to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from or in connection with any claim by any third party who is the holder of such indebtedness by virtue of its possession of such original Mortgage Note.

(vii)

This Lost Note Affidavit shall inure to the benefit of the Purchaser, the Trustee and the Certificateholders and their respective successors and permitted assigns.

Dated:                           , 20

BAYVIEW FINANCIAL, L.P.

By: BAYVIEW FINANCIAL MANAGEMENT CORP.,

its General Partner

By:

Name:
Title:

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:

Name:
Title: